www.raitft.com www.raitft.com A Diversified Real Estate Finance REIT Cohen & Company Investor Conference March 20, 2007 Exhibit 99.1

RAIT Financial Trust

Forward Looking Disclosure and Use of Non-GAAP Financial Measures

This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving RAIT Financial Trust ("RAIT") and Taberna Realty Finance Trust ("Taberna"), statements about RAIT's plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements that are not historical facts. These forward-looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT's control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors discussed and identified in public filings by RAIT with the Securities and Exchange Commission; the businesses of RAIT and Taberna may not be integrated successfully, or this integration may take longer, be more difficult, time-consuming or costly to accomplish than expected; the expected growth opportunities from the merger may not be fully realized or may take longer to realize than expected; operating costs, customer losses and business disruption following the merger may be greater than expected; adverse governmental or regulatory policies may be enacted; management and other key personnel may be lost; competition in any of our lines of business may increase; RAIT may be unable to obtain adequate capital and other funding for operations at attractive rates or otherwise; fluctuations in interest rates and related hedging activities against such interest rates may affect RAIT's revenues and the value of RAIT's assets; covenants in RAIT's financing arrangements may restrict RAIT's business operations; RAIT and Taberna may fail to maintain qualification as real estate investment trusts ("REITs") or penalty taxes may be imposed on RAIT and Taberna under the REIT provisions of the Internal Revenue Code; RAIT may be unable to acquire eligible securities for collateralized debt obligations ("CDO") and other securitization transactions on favorable economic terms; adverse market trends may affect the value of real estate and other securities that are used as collateral in CDO and other securitizations; borrowing costs may increase relative to the interest received on RAIT's investments; RAIT may fail to maintain exemptions under the Investment Company Act of 1940, which would subject it to significant restrictions on its operations, governance and ability to use financing; RAIT's geographic, sector and property-type concentrations in investment portfolios of mortgage loans and real estate-related securities could be adversely affected by economic factors unique to such concentrations; the market value of real estate that secures mortgage loans could diminish due to factors outside of RAIT's control such as natural disasters, changes in neighborhood values, competitive overbuilding, weather, casualty losses, occupancy rates and other similar factors; changes in the market for trust preferred securities, which are a material source of the collateral underlying some of our CDOs, may adversely affect RAIT's operations; and general business and economic conditions could adversely affect credit quality and loan originations.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on it's behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this presentation or the related prospectus and the prospectus supplement. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

This document contains, and the related presentation may contain, non-U.S. generally accepted accounting principles ("GAAP") financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document which is available on RAIT's website at www.rait.ft.com.

RAS LISTED NYSE
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Attractive Asset
Classes
Diversified real estate finance REIT with the ability to provide secured and unsecured financing across the full capital structure to real estate borrowers in the U.S. and Europe
Secured financing – commercial loans, mezzanine loans, preferred equity to commercial real estate market
Unsecured Financing - Trust preferred securities (“TruPS”) and subordinated debt issued by REITs and real estate operating
companies
Credit – focus is prime criteria for investment decisions
Strong capital base and operating scale
Low cost of funds and greater access to capital sources
History of profitability and cash flow generation in up and down cycles in the economy
Increased dividends per share
Strong Financial
Results
Diversified Real Estate Finance REIT

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Key Drivers of Value Creation
Credit focus
Experienced
management team
Risk monitoring and
surveillance
CDO Financing
A diverse portfolio
of originated and
managed assets
Enhanced
Shareholder
Value
Enhanced
Shareholder
Value
Potential for dividend
growth

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Experienced Management Team
Betsy Cohen*
Chairman
Daniel
Cohen*
CEO
Mitchell
Kahn
Co-President
Scott
Schaeffer
Co-President
Plamen
Mitrikov
EVP – Asset
Management
Ken
Frappier*
Chief Credit
Officer
Jack
Salmon*
CFO &
Treasurer
Raphael
Licht
Chief Legal
Officer
TruPS Origination
Senior Debt
CMBS Investments
Underwriting
Loan Origination
Bridge/Whole Loans
Mezzanine Loans
Pfd. Equity
Financing
Underwriting
International
Origination
CDO Structuring
3
rd
Party Asset
Management
Underwriting
Credit Analysis
Credit Management
Investment
Committee Co-Chair
Capital Markets
Financial Budgeting
and Reporting
Cash Management
Taxes
Investor Reporting
Legal Diligence
Risk Management
Administration
Deal Structuring
Structured Finance
Management and Investor
Reporting
Origination
8 CDOs
$6B AUM
1 CRE/CDO
$1B AUM
5 RMBS
Securitizations
$4.5B AUM
Existing
Business
*
Voting member of RAIT Financial
Trust management investment
committee
Note:  As of 12/31/06
AUM is defined as assets under management

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Underwriting & Credit Approval Process
Collection and review of initial information
Determine the viability of the investment opportunity
Prospect provides strategic overview (opportunity,
competition, etc.)
Review business plan
Evaluate historical performance
Review budgets/projections
Rating agency input, as needed
Discuss strengths, concerns, and mitigants. Present all
relevant financial information
Comprised of four voting members of executive committee
Origination executives are non-voting members
Trustee approval on significant borrowers
Conducted by a credit analyst/asset manager on an
ongoing basis
Call/Visit with Borrower
Detailed Credit Analysis
Credit Write-Up
Initial Screening
Investment Committee
Ongoing Surveillance

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$1,064
$614
$456
$228
$0
$200
$400
$600
$800
$1,000
$1,200
2003 2004 2005 2006
Gross Production
(in millions)
$96
$201
$241
$539
$0
$100
$200
$300
$400
$500
$600
2003 2004 2005 2006
Net Production
Commercial Mortgage Loans – $5 million - $100
million
Senior whole loans, short-term bridge loans
Extensive referral network
Mezzanine Lending Program - $2.5 million - $50
million
Longer-term loans
Higher rates of return than commercial mortgage
loans
Receive direct deposits of rents and other property
cash flows
Extensive referral network
Delegated mezzanine - $250,000 - $2.5 million
Agreements in place with senior lenders (pre-
qualified credit terms)
Benefits to borrower
Benefits to conduits
Commercial Mortgage Loans and
Mezzanine Lending Programs – Secured
Lending
(in millions)
Note:  As of 12/31/06

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Commercial Loan Portfolio
Property Types
Geographic Distribution
Note:  As of 12/31/06
Amortized
Cost
Weighted
Average
Coupon
Number
of Loans
% of
Total
Loan
Portfolio
Commercial
mortgages  $  779  8.7% 46 62%
Mezzanine
loans

     381  11.3% 122 30%
Other loans

     92  7.7% 5 8%

Total
$       1,252  9.4% 173 100%
($ in millions)
Multi-family
48%
Office 22%
Retail 19%
Industrial 3%
Other 8%
Mid-
Atlantic
13%
Central
32%
South East
36%
West 17%
North east
2%

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TruPS & Subordinated Debt Profile

Total TruPS & Subordinated Debt
Outstanding:
$4.3 Billion
Number of TruPS Issuers: 67
Wtd. Avg. Interest Coverage: 2.1x
Wtd. Avg. Debt to Total
Capitalization:
77.8%
TruPS Issuer Types
Note:  As of 12/31/06
1
– Less than 1% is to an issuer whose primary business is subprime lending
2 - Excludes unconsolidated issuances and issuances funded on off-balance sheet warehouse facilities
Commercial
Mortgage
34%
Equity 19%
REOCs 28%
Residential
Mortgage
19%
1
2

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Residential Mortgage Loan Portfolio
Geographic Distribution
Note:  As of 12/31/06
CA 44%
IL 3%
FL 7%
AZ 3%
All other
states 22%
WA 3%
VA 5%
NJ 4%
NY 3%
NV 3%
MD 3%

Amortized
Cost

Average
Interest
Rate

Number
of
Loans

% of
Portfolio

Average
FICO

Average
LTV

3/1 ARM ......................... $ 142 5.6% 364 3.0% 732 76.1%
5/1 ARM ......................... 3,858 5.6% 7,897 82.5% 737 73.7%
7/1 ARM ......................... 608 5.7% 1,337 13.0% 736 74.4%
10/1 ARM ....................... 69 5.7% 78 1.5% 748 64.2%

Total ............................... $4,677 5.6% 9,676 100.0% 737 73.8%

($ in millions)
>710,
75%
710 to
640, 24%
<640, 1%
FICO Score Ranges

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Portfolio Diversification: Investment
Summary
(1)
Weighted average coupon is calculated on the unpaid principal amount of the underlying instruments which does not necessarily correspond to amortized cost or estimated fair value
Note:  As of 12/31/06
Balance Sheet
12/31/2006 % of Portfolio
Weighted - -
Average
Coupon (1)
Investment in Securities:
TruPS and subordinated debentures $ 4,274 38.1% 7.9%
Unsecured REIT note receivables 401 3.6% 5.6%
CMBS receivables 204 1.8% 5.8%
Other securities 259 2.3% 5.6%
Total investment in securities 5,138 45.8% 7.5%
Investment in Mortgages and Loans
Residential mortgages and mortgage-related
receivables (4) 4,677 41.7% 5.6%
Commercial mortgages and mezzanine loans 1,253 11.2% 9.4%
Total investment in mortgages and loans 5,930 52.9% 6.4%
Investment in consolidated and unconsolidated
real estate interests 139 1.3 % N/A
Total Portfolio/Weighted Average $ 11,207 100% 6.9%

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CDO Financing
A CDO acquires:
Commercial Real Estate Assets – Bridge & Whole Loans, Mezzanine Loans, Preferred Equity
TruPS issued by REITs and Real Estate Operating Companies (REOCs)
REIT/REOC Senior Debt Securities and Subordinate Debt Securities
Commercial Mortgage Backed Securities
The CDO matches assets and liabilities with respect to both maturity and interest rate type (fixed/floating)
The CDO is managed by an affiliate of RAIT, which earns structuring and CDO management fees
The CDO typically holds the following assets and issues the following classes of securities:
Assets held by CDO Securities issued by CDO
(1)
Commercial Real
Estate Loans
TruPS
REIT/REOC Debt
CMBS
53% - Class A-1
AAA/AAA/Aaa
S&P/Fitch/Moody’s
11% - Class C
AA/AA/Aa2
7% - Preferred Shares
8% - Class A-2
AAA/AAA/Aaa
7% - Class D
A/A/--
6% - Class B
AA+/AA+/Aa1
5% - Class E
BBB/BBB/--
3% - Class F
BB+/BB+/--
(1)   All percentages are approximate

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Proven Structured Finance Expertise
Date
CDO
Total Collateral
Amount
Total Equity & Debt
Investment
Held by Us

03/05 Taberna I   $700.0 million   $         --

06/05 Taberna II   $1.0 billion   $62.5 million

09/05 Taberna III   $750.0 million   $70.3 million

12/05 Taberna IV   $650.0 million   $54.1 million

03/06 Taberna V   $700.0 million   $36.0 million

06/06 Taberna VI   $700.0 million   $29.0 million

09/06 Taberna VII   $700.0 million   $49.8 million

11/06 RAIT CRE I   $1.0 billion   $200.0 million

1/07 Taberna Europe I   €600.0 million   €25.3 million

Note:  As of 12/31/06

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Taberna Europe I
Closed first European CDO in January 2007
Consists of approximately €600m of notes payable collateralized by subordinated debentures, CMBS, and other real estate related debt instruments
RAIT’s Investment:
€14 million of BB-rated notes
€11.25 million preferred equity interest
Structured and managed by a RAIT subsidiary
Structuring fee: €4,250
Collateral management fee: 0.35%
First mover advantage as REIT legislation expands in Europe
Data from RAIT’s 10-k

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Financing Considerations
5-10% various 10-25% AAA to BBB Other including working capital
6-10% 25x – 40x 5-10% 737 Average FICO Residential loans
15-20+% 11x – 13x 25-35% BBB to B- TruPS & subordinated debt
14-20+% 3x - 5x 35-45% A to CCC Commercial real estate loans &
mezzanine loans
Target Yield Leverage Target Capital Allocation Credit Risk Asset Class
(1)   Represents credit estimates where ratings are pending
1

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Sources and Uses of Cash
Operations and warehouse deposits Liquidity and investment alternatives 5-15% Working capital
Invest in CRE and TruPS CDOs Availability of preferred and common equity based on dividend yield and stock
performance
N/A Equity capital
Investments in CDOs and acquisitions
of investments and securities
Cost of funds based on credit, leverage
and non-recourse terms;
subordinated debt
market liquidity
N/A Debt capital – warehouse
lines and CDO financing
Operating expenses. investments
and payment of dividend
Origination fees, structuring fees,
management fees and working capital
25-30% Fee and interest income
Payment of dividends Net spread based on coupons and
leverage
60-65% Net investment income -
operations
Cash Uses Key Determinants Contribution Capital Sources
Note:  As of 12/31/06

RAIT Financial Trust

($ in millions)

RAS LISTED NYSE

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Dividend History
17.0
13.1
17.4
15.3
20.3
17.3
39.1
50.9
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007
RAIT Taberna
Pro Forma Dividends / Share
$0.59 $0.63 $0.72               $0.75
$0.80
(1) Calculated by dividing the aggregate amount of dividends declared by RAIT and Taberna for the relevant period by the sum of the number of RAIT common shares plus the number of Taberna common shares (adjusted to reflect the number of RAIT common shares receivable assuming the merger had occurred) at the relevant record date
(2) The $0.75 dividend was a post-merger dividend
(3) The dividend will be paid on April 13, 2007 to holders of record on March 29, 2007. The ex-dividend date is March 27, 2007. This dividend is paid on approximately 63.7 million shares outstanding following our January 2007 common share offering
(2)
(1)
(1) (3) (1)

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Selected Financial Data – 12/31/06
Note:  As of 12/31/06
1 - Book value is calculated by subtracting the liquidation value of our preferred shares from total shareholders' equity and dividing the result by the number of common shares outstanding at the end of the period.
($ in millions)
1
2006 2005 2004
Operating Data:
Net investment income $       75,095 $         73,241 $ 59,025
Total revenue 102,282 92,448 75,561
Total expenses 32,320 17,752 15,330
Net income from continuing operations 72,098 75,041 63,068
Net income available to common shareholders 67,839 67,951 60,878
Balance Sheet Data:
Investments in securities $ 5,138,311 $ -- $ --
Investments in residential and commercial loans 5,922,550 714,428 491,281
Total assets 12,060,506 1,024,585 729,498
Total indebtedness 10,452,191 329,859 101,288
Total liabilities 10,739,829 414,890 187,311
Minority interest 124,273 460 478
Shareholders’ equity 1,196,404 609,235 541,710
Other Data:
Common shares outstanding, at period end 52,151,412 27,899,065 25,579,948
Book value per share $ 20.54 $ 17.34 $ 16.27
Dividends declared per share $ 2.70 $ 2.43 $ 2.40
Total indebtedness /Shareholders’ equity 8.7x 0.5x 0.2x

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REIT Taxable Income
Note:  As of 12/31/06

2006
Net income available to common shares, as reported ......................................... $ 67,839
Add (deduct):
Provision for losses......................................................................................... 2,499
Tax gains on sales in excess of reported gains................................................ 8,643
Domestic TRS book-to-total taxable income differences:
Income tax benefit................................................................................. (1,183)
Origination fees eliminated in consolidation......................................... 3,099
Stock compensation and other temporary tax differences..................... (1,466)
CDO investments aggregate book-to-taxable income differences(1) ............. (2,346)
Accretion of loan discounts................................................................... —
Other book to tax differences................................................................ 8,019
Taberna’s 2006 undistributed earnings pre-merger(2) .......................... 9,201

Total taxable income .............................................................................. ................. 94,305
Less: Taxable income attributable to domestic TRS entities.................................... (4,236)
Plus: Dividends paid by domestic TRS entities ....................................................... 2,000

Estimated REIT taxable income (prior to deduction for dividends paid)......... $ 92,069

(1) Estimated total taxable income and estimated REIT taxable income are non-GAAP financial measurements and do not purport to be an alternative to net income determined in accordance with GAAP as a measure of operating performance or to cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. Total taxable income is the aggregate amount of taxable income generated by RAIT and by its domestic and foreign taxable REIT subsidiaries.
REIT taxable income excludes the undistributed taxable income of RAIT's domestic taxable REIT subsidiaries, which is not included in estimated REIT taxable income until distributed to RAIT. There is no requirement that RAIT's domestic taxable REIT subsidiaries distribute their earnings to RAIT. Estimated REIT taxable income, however, includes the taxable income of RAIT's foreign taxable REIT subsidiaries because RAIT will generally be required to recognize and report such taxable income as earned on an accrual basis. These non-GAAP financial measurements are important to RAIT, since we are a real estate investment trust and are required to pay substantially all of our REIT taxable income in the form of distributions to our shareholders. Because not all REITs use identical calculations, this presentation of estimated total taxable income and estimated REIT taxable income may not be comparable to other similarly titled measures prepared and reported by other companies.
Reconciliation of Reported GAAP Net Income Available to Common Shares to Estimated Total Taxable
Income and Estimated REIT Taxable Income (unaudited) (1)

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Mortgage-Backed Securities & Other
Real Estate Related Debt Securities
Rating Distributions
Note:  As of 12/31/06
1 - Held in CDOs which we consolidated but own less than 100% of
A 26%
AA 3%
AAA 17%
BBB 54%
Investment Description

Weighted
Average
Coupon

Estimated
Fair Value

RMBS ............................................................. 5.6% $259
CMBS and receivables....................................... 5.8% 201
Unsecured REIT notes ...................................... 5.6% 394

Total .............................................................. 5.6% $854

($ in millions)
1
1